Annual Report

December 31, 2001



T. Rowe Price
Institutional Large-Cap Value Fund



Dear Investor

The last six months have been as tumultuous as any we have witnessed in quite some time. We observed unforeseeable tragedy and heroism on September 11. We watched in awe as the coalition military response ferreted out those responsible for the terror. We viewed with fascination the collapse of Enron. We felt a sense of pride as the country pulled together in the aftermath of the attacks. Despite the turmoil, your fund delivered positive results for the year in an abysmal market environment.

Equity markets continued to struggle with the earnings and confidence issues associated with the recession, which everyone realized we were in but which economists finally proclaimed had actually begun in March. To stimulate the economy, the Federal Reserve cut rates a record 11 times in the last 12 months. Just when things seemed bleakest, contrary to most expectations, the stock market began to rebound sharply in the last few months of the year.


Performance Comparison

Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------

Institutional Large-Cap
Value Fund                                          -2.36%                 4.44%

S&P 500 Stock Index                                  -5.56               -11.89

Lipper Large-Cap Value
Funds Average                                        -4.65                -6.68


Over the past three months, market performance was nowhere near as bad as it was earlier in the fall. During the second half of 2001, the broad market measured by the S&P 500 Stock Index posted a total return of -5.56%. This period consisted of two quite distinct market environments: the July-through-September decline and the October-through-December rally.

Your fund performed reasonably well in the six-month period, posting negative returns that were ahead of both the S&P 500 and the Lipper average for similarly managed funds. However, like the broad market, our story consisted of two chapters. Chapter One would describe how the fund performed slightly defensively in the traumatic third quarter. Chapter Two would detail how we rebounded along with the market's sharp advance in the fourth quarter. For the year as a whole, we were also pleased to have offered some protection in what was a generally difficult market environment. We are particularly gratified that the fund provided a positive return in 2001, one of the more challenging years in recent memory. Since its inception on March 31, 2000, the fund has posted an average annual compound total return of 11.33%.


YEAR-END DISTRIBUTION

On December 11, your Board of Trustees declared a 2001 income dividend of $0.16 a share. On the same day, a $1.27 capital gain distribution was declared, $1.06 of which was short term and $0.21 was long term. The income and capital gain distributions were paid on December 13 to shareholders of record on December 11.


PORTFOLIO REVIEW

Sector Diverisification
--------------------------------------------------------------------------------

Energy and Utilities                                               14

Industrials and Materials                                          15

Consumer                                                           20

Health Care                                                         6

Financials                                                         30

Information Technology                                              6

Telecommunication Services                                          8

Reserves and Other                                                  1


Our strategy is to invest in larger-capitalization companies that we consider undervalued in terms of their price/earnings, price/cash flow, price/sales, price/asset value or replacement value ratios, and other relevant measures of valuation. Many of our investments are "contrarian" in that they are the stocks of companies that have been out of favor with investors for one reason or another and, as a result, their share prices have fallen to levels that do not adequately reflect the company's underlying value, in our view.

We employ little macroeconomic or top-down analysis to our investment decisions but, rather, simply focus on solid companies with below-average stock valuations-a style usually referred to as a bottom-up approach. We do not depend on market timing and normally maintain a fully invested position, and our sector weightings are broadly consistent with the sector weightings in the Russell 1000 Value Index. Consequently, our primary focus is on generating performance through superior stock selection.

Concerns about the events of September 11, the recession, corporate earnings, and specific company problems such as the Enron bankruptcy have weighed on investor psychology and created a number of opportunities to invest in a wide range of companies that fit our valuation criteria. Last year was filled with many surprises, both positive and negative. We were pleased by strong results from several holdings, including Microsoft, Albertson's, Lockheed Martin, Moody's, and Procter & Gamble, and disappointed by Disney, Ford Motor, and Exelon as management execution, investor sentiment, or in some cases an incorrect valuation analysis on our part resulted in poor returns.

During the past six months, we made a number of significant investments in companies that appeared to offer an attractive combination of good upside potential and relatively low downside risk; among them were Merck, Cooper Industries, and Liberty Media. In all instances, their stocks looked inexpensive to us and, in many cases, had been lagging price performers in the recent past. Most of the stocks we sold had either appreciated significantly or at least held up well in a declining stock market. Among those we eliminated from the portfolio were Gillette, Guidant, Hasbro, Abbott Laboratories, and AIG. The fund remains well diversified across a broad range of sectors.


OUTLOOK

After two difficult years for many equity investors, we believe there are reasons for a positive outlook in 2002. While stocks have rarely declined three years running, this in itself is not sufficient cause for optimism. Also, even though stock prices are generally more reasonable than they were two years ago, they are not exactly cheap. Our tempered optimism is based on three factors: first, the Fed has been acting aggressively to lower interest rates, and the economy usually responds well to a stimulative monetary policy after some time lag; second, after a terrible year in which corporate earnings declined about 16%, we expect profit growth to improve in 2002, making comparisons to 2001 fairly easy; third, money market fund assets have grown by leaps and bounds even as yields have fallen sharply. The impact on stocks when this money starts flowing back could be significant.

It is too early to know for sure whether the stock market bottomed last fall. However, many attractive opportunities are available among various sectors and companies after the sell-off of the past two years, and we believe investors with reasonable time horizons will be rewarded for sticking to a consistent, value-oriented investment strategy. We will continue to work diligently on your behalf to identify opportunities consistent with this approach.

We appreciate your continued confidence and support.


Respectfully submitted,

Brian C. Rogers
President and chairman of the fund's Investment Advisory Committee

January 18, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings

                                                           Percent of
                                                           Net Assets
                                                             12/31/01
--------------------------------------------------------------------------------

Citigroup                                                         4.6

ExxonMobil                                                        3.6

Procter & Gamble                                                  2.8

Bank of America                                                   2.6

American Express                                                  2.2

Merrill Lynch                                                     2.2

Fannie Mae                                                        2.1

ChevronTexaco                                                     2.0

Disney                                                            2.0

FleetBoston Financial                                             2.0

Honeywell International                                           2.0

Bank One                                                          1.8

AT&T                                                              1.8

Wachovia                                                          1.7

Verizon Communications                                            1.7

American Home Products                                            1.7

Bristol-Myers Squibb                                              1.6

Union Pacific                                                     1.5

Microsoft                                                         1.5

BellSouth                                                         1.5

Mellon Financial                                                  1.5

3M                                                                1.5

Waste Management                                                  1.5

McDonald's                                                        1.4

Merck                                                             1.4

Total                                                            50.2%
--------------------------------------------------------------------------------

Note: Table excludes reserves.



Portfolio Highlights
--------------------------------------------------------------------------------

Major Portfolio Changes

Listed in descending order of size
6 Months Ended 12/31/01


LARGEST PURCHASES (10)
--------------------------------------------------------------------------------
American Express

Merck *

Cooper Industries *

Liberty Media *

FirstEnergy *

SAFECO *

Merrill Lynch

Bristol-Myers Squibb

Raytheon *

Constellation Energy Group *



LARGEST SALES (10)
--------------------------------------------------------------------------------
Abbott Laboratories **

AIG **

Guidant **

Gillette **

Hasbro **

Lockheed Martin

Moody's **

J.P. Morgan Chase **

Southern Company **
--------------------------------------------------------------------------------

Exelon **


 *   Position added
**   Position eliminated



Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Institutional Large-Cap Value Fund

                                  LCV                  S&P               Lipper

3/31/00                           10.000            10.000               10.000

12/31/00                          11.557             8.885               10.502

12/31/01                          12.071             7.829                9.790



Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Institutional Large-Cap Value Fund
Periods Ended 12/31/01

                                                     Since            Inception
                                1 Year           Inception                 Date

                                 4.44%               11.33%             3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



Financial Highlights
Institutional Large-Cap Value Fund


                                                  For a share outstanding
                                                   throughout each period
--------------------------------------------------------------------------------

                                                      Year              3/31/00
                                                     Ended              Through
                                                  12/31/01             12/31/00

NET ASSET VALUE
Beginning of period                        $         11.34      $         10.00

Investment activities

  Net investment income (loss)                      0.16 *               0.13 *

  Net realized and
  unrealized gain (loss)                              0.32                 1.42

  Total from
  investment activities                               0.48                 1.55

Distributions

  Net investment income                              (0.16)               (0.13)

  Net realized gain                                  (1.27)               (0.08)

  Total distributions                                (1.43)               (0.21)

NET ASSET VALUE

End of period                              $         10.39      $         11.34
                                           -------------------------------------


Ratios/Supplemental Data

Total return
(diamond)                                             4.44%*             15.57%*

Ratio of total
expenses to
average net assets                                    0.65%*             0.65%*!

Ratio of net
investment
income (loss) to
average net assets                                    1.37%*             1.65%*!

Portfolio turnover
rate                                                 106.3%              58.4%!

Net assets,
end of period
(in thousands)                             $         2,414      $        2,312


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during eachperiod, assuming reinvestment of all distributions.

        ! Annualized

        * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 12/31/03.

The accompanying notes are an integral part of these financial statements.



Portfolio of Investments
Institutional Large-Cap Value Fund
December 31, 2001



                                                    Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands


Common Stocks  98.5%

CONSUMER DISCRETIONARY  12.9%

Auto Components  0.9%

TRW                                                    600      $            22

                                                                             22


Automobiles  0.6%

Ford Motor                                             999                   15

                                                                             15


Hotels, Restaurants & Leisure  2.4%

McDonald's                                           1,300                   35

Starwood Hotels & Resorts
Worldwide, REIT                                        750                   22

                                                                             57


Household Durables  1.0%

Fortune Brands                                         600                   24

                                                                             24


Media  7.2%

AOL Time Warner *                                      750                   24

Disney                                               2,350                   49

Dow Jones                                              350                   19

Knight-Ridder                                          500                   32

Liberty Media (Series A) *                           2,050                   29

Rogers Communications (Class B) *                    1,250                   21

                                                                            174


Specialty Retail  0.8%

Toys "R" Us *                                          900                   19

                                                                             19

Total Consumer Discretionary                                                311


CONSUMER STAPLES  7.4%

Food Products  1.5%

Campbell                                               600                   18

Kellogg                                                600                   18

                                                                             36


Household Products  3.9%

Clorox                                                 700                   28

Procter & Gamble                                       850                   67

                                                                             95


Tobacco  2.0%

Philip Morris                                          600                   28

UST                                                    550                   19

                                                                             47

Total Consumer Staples                                                     178


ENERGY  8.6%

Energy Equipment & Services  0.5%

Baker Hughes                                           300      $            11

                                                                             11


Oil & Gas  8.1%

Amerada Hess                                           300                   19

ChevronTexaco                                          550                   49

ExxonMobil                                           2,200                   87

Marathon Oil                                           600                   18

Unocal                                                 650                   23

                                                                            196

Total Energy                                                                207


FINANCIALS  29.5%

Banks  9.5%

Bank of America                                      1,000                   63

Bank One                                             1,100                   43

FleetBoston Financial                                1,310                   48

Mellon Financial                                       950                   35

Wachovia                                             1,300                   41

                                                                            230


Diversified Financials  12.3%

American Express                                     1,500                   54

Citigroup                                            2,183                  110

Fannie Mae                                             650                   52

Franklin Resources                                     800                   28

Merrill Lynch                                        1,000                   52

                                                                            296


Insurance  6.9%

Allstate                                               600                   20

Aon                                                    600                   21

Chubb                                                  450                   31

Hartford Financial Services                            450                   28

Prudential Financial *                                 600                   20

SAFECO                                                 750                   24

UNUMProvident                                          850                   23

                                                                            167


Real Estate  0.8%

Simon Property, REIT                                   700                   20

                                                                             20

Total Financials                                                            713


HEALTH CARE  6.5%

Health Care Equipment & Supplies  0.9%

Becton, Dickinson                                      650                   22

                                                                             22


Pharmaceuticals  5.6%

American Home Products                                 650      $            40

Bristol-Myers Squibb                                   750                   38

Merck                                                  550                   33

Schering-Plough                                        650                   23

                                                                            134

Total Health Care                                                           156


INDUSTRIALS & BUSINESS
SERVICES  12.2%

Aerospace & Defense  4.8%

Honeywell International                              1,400                   47

Lockheed Martin                                        450                   21

Raytheon                                               750                   24

Rockwell Collins                                     1,150                   23

                                                                            115


Commercial Services & Supplies  2.5%

R.R. Donnelley                                         850                   25

Waste Management                                     1,100                   35

                                                                             60


Electrical Equipment  1.2%

Cooper Industries                                      850                   30

                                                                             30


Industrial Conglomerates  1.5%

3M                                                     300                   35

                                                                             35


Machinery  0.7%

Pall                                                   700                   17

                                                                             17


Road & Rail  1.5%

Union Pacific                                          650                   37

                                                                             37

Total Industrials & Business Services                                       294


INFORMATION TECHNOLOGY  5.2%

Communications Equipment  1.4%

Corning                                              2,350                   21

Motorola                                               950                   14

                                                                             35


Computers & Peripherals  1.3%

COMPAQ Computer                                      3,200                   31

                                                                             31


Semiconductor Equipment & Products  1.0%

Texas Instruments                                      850                   24

                                                                             24


Software  1.5%

Microsoft *                                            550      $            37

                                                                             37

Total Information Technology                                                127


MATERIALS  3.2%

Chemicals  2.2%

DuPont                                                 750                   32

Hercules *                                           1,950                   20

                                                                             52


Paper & Forest Products  1.0%

International Paper                                    600                   24

                                                                             24

Total Materials                                                              76


TELECOMMUNICATION
SERVICES  8.1%

Diversified Telecommunication Services  8.1%

ALLTEL                                                 200                   12

AT&T                                                 2,350                   43

BellSouth                                              950                   36

SBC Communications                                     650                   26

Sprint                                               1,050                   21

Verizon Communications                                 850                   40

WorldCom *                                           1,300                   18

Total Telecommunication Services                                            196


UTILITIES  4.9%

Electric Utilities  4.2%

Constellation Energy Group                             750                   20

Duke Energy                                            700                   27

FirstEnergy                                            700                   25

Niagara Mohawk *                                     1,650                   29

                                                                            101


Gas Utilities  0.7%

El Paso                                                400                   18

                                                                             18

Total Utilities                                                             119

Total Common Stocks (Cost  $2,312)                                        2,377


CONVERTIBLE Preferred

Stocks  0.4%

Lucent Technologies, (144A) *                           10                   11

Total Convertible
Preferred Stocks (Cost  $10)                                                 11

Short-Term Investments  1.4%

Money Market Fund  1.4%

T. Rowe Price Reserve
Investment Fund 2.43% #                             33,096      $            33

Total Short-Term Investments
(Cost  $33)                                                                  33

Total Investments in Securities
100.3% of Net Assets (Cost $2,355)                              $         2,421

Other Assets Less Liabilities                                                (7)

NET ASSETS                                                      $         2,414


   #  Seven-day yield
   *  Non-income producing
144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total of such securities at period-end amounts to $11 and represents 0.5% of net assets.
REIT  Real Estate Investment Trust



Statement of Assets and Liabilities
Institutional Large-Cap Value Fund
December 31, 2001
In thousands


Assets

Investments in securities, (cost $2,355)                   $    2,421

Receivable for investment securities sold                         272

Other assets                                                       14

Total assets                                                    2,707


Liabilities

Payable for investment securities purchased                       280

Other liabilities                                                  13

Total liabilities                                                 293


NET ASSETS                                                 $    2,414
                                                           ----------

Net Assets Consist of:

Undistributed net realized gain (loss)                     $       14

Net unrealized gain (loss)                                         66

Paid-in-capital applicable 232,353 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized              2,334

NET ASSETS                                                 $    2,414
                                                           ----------

NET ASSET VALUE PER SHARE                                  $    10.39
                                                           ----------


The accompanying notes are an integral part of these financial statements.



Statement of Operations
Institutional Large-Cap Value Fund
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)

Income

  Dividend                                                 $       46

  Interest                                                          2

  Total income                                                     48

Expenses

  Custody and accounting                                           84

  Legal and audit                                                  10

  Directors                                                         6

  Shareholder servicing                                             1

  Prospectus and shareholder reports                                1

  Miscellaneous                                                     2

  Reimbursed by manager                                           (89)

  Total expenses                                                   15

Net investment income (loss)                                       33

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                            236

Change in net unrealized gain (loss) on securities               (167)

Net realized and unrealized gain (loss)                            69

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $      102
                                                           ----------


The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
Institutional Large-Cap Value Fund
In thousands


                                                      Year              3/31/00
                                                     Ended              Through
                                                  12/31/01             12/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $            33      $            26

  Net realized gain (loss)                             236                   53

  Change in net unrealized gain (loss)                (167)                 233

  Increase (decrease) in net assets
  from operations                                      102                  312

Distributions to shareholders

  Net investment income                                (33)                 (26)

  Net realized gain                                   (259)                 (16)

  Decrease in net assets from distributions           (292)                 (42)

Capital share transactions *

  Shares sold                                           --                2,000

  Distributions reinvested                             292                   42

  Increase (decrease) in net assets from capital
  share transactions                                   292                2,042

Net Assets

Increase (decrease) during period                      102                2,312

Beginning of period                                  2,312                   --

End of period                              $         2,414      $         2,312
                                           -------------------------------------

*Share information

  Shares sold                                         --                    200

  Distributions reinvested                              28                    4

  Increase (decrease)in shares outstanding              28                  204


The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
Institutional Large-Cap Value Fund
December 31, 2001



NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Institutional Large-Cap Value Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 2000. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued; income is a secondary objective.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,602,000 and $2,485,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:


--------------------------------------------------------------------------------
Ordinary income                                            $  249,000

Long-term capital gain                                         43,000

Total distributions                                        $  292,000



The tax-basis components of net assets at December 31, 2001 were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $  199,000

Unrealized depreciation                                      (133,000)

Net unrealized appreciation (depreciation)                     66,000

Undistributed ordinary income                                   5,000

Undistributed long-term capital gain                            9,000

Distributable earnings                                         80,000

Paid-in capital                                             2,334,000

Net assets                                                 $2,414,000
                                                           ----------

At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,355,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee. The fee is computed daily and paid monthly, consisting of an individual fund fee equal to 0.55% of average daily net assets.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2003, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through December 31, 2005, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65 %.

Pursuant to this agreement, $13,000 of management fees were not accrued by the fund for the year ended December 31, 2001 and $89,000 of other fund expenses were borne by the manager. At December 31, 2001, unaccrued fees and other expenses in the amount of $179,000 remain subject to reimbursement by the fund through December 31, 2003.

The fund may invest in the T. Rowe Price Reserve Investment Fund and
T. Rowe Price Government Reserve Investment Fund (collectively, the
Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $2,000 and are reflected as interest income in the accompanying Statement of Operations.



Report of Independent Accountants

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Large-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Large-Cap Value Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002



Institutional Large-Cap Value Fund

Tax Information (Unaudited) for the Tax Year Ended 12/31/01

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $216,000 from short-term capital gains

o $43,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $44,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



Institutional Large-Cap Value Fund


Annual Meeting Results


The T. Rowe Price Institutional Large-Cap Value Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the funds.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

James A.C. Kennedy
Affirmative:                                               19,914,732.491
Withhold:                                                     981,478.760

Total:                                                     20,896,211.251

Calvin W. Burnett
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Anthony W. Deering
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Donald W. Dick, Jr.
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

David K. Fagin
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

F. Pierce Linaweaver
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Hanne M. Merriman
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

John G. Schreiber
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Hubert D. Vos
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Paul M. Wythes
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

James S. Riepe
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251



Institutional Large-Cap Value Fund


Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident
Burnett,                  2001        Coppin State                Bank of
Ph.D.                                 College                     Maryland
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   2000        Chairman of                 Company
100 East                              the Board,
Pratt                                 President,
Street                                and Chief
1/28/45                               Executive
                                      Officer,
                                      The Rouse
                                      Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 2000        EuroCapital                 Applicable
100 East                              Advisors,
Pratt                                 LLC, an
Street                                acquisition
1/27/43                               and
                                      management
                                      advisory
                                      firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     2001        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd.,
4/9/38                                Resources                   and
                                      Ltd.,                       Canyon
                                      and                         Resources,
                                      Canyon                      Corp.
                                      Resources,
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates,
Street                                Inc.,
8/22/34                               consulting
                                      environmental
                                      & civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  2001        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc.,
                                                                  The Rouse
                                                                  Company,
                                                                  and
                                                                  US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Independent Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 2001        Centaur                     Residential
100 East                              Capital                     Properties
Pratt                                 Partners,                   Trust,
Street                                Inc., a                     Host Marriott
10/21/46                              real estate                 Corporation,
                                      investment                  and
                                      company;                    The Rouse
                                      Senior                      Company,
                                      Advisor                     real estate
                                      and                         developers
                                      Partner,
                                      Blackstone
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       2001        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    2000        Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures, a
Street                                venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity  capital
                                      to young
                                      high technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Inside Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
James A.C.   Director     Elected     Managing         32         Not
Kennedy                   2000        Director                    Applicable
100 East                              and
Pratt                                 Director,
Street                                T. Rowe
8/15/53                               Price and
                                      T. Rowe
                                      Price Group,
                                      Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice             82         Not
Riepe                     2000        Chairman                    Applicable
100 East                              of the
Pratt                                 Board,
Street                                Director and
6/25/43                               Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.;
                                      Director and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Chairman of
                                      the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      Investment
                                      Services, Inc.,
                                      T. Rowe
                                      Price
                                      Retirement
                                      Plan
                                      Services,
                                      Inc., and
                                      T. Rowe
                                      Price
                                      Services, Inc.;
                                      Chairman of
                                      the Board,
                                      Director,
                                      President and
                                      Trust Officer,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     2000        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
4/22/44                               Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President
                                      and Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.